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                                                                    EXHIBIT 10.3

                             NAB ASSET CORPORATION
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.  PURPOSE OF THE PLAN.  This NAB Asset Corporation 1996 Non-Employee Director
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   Stock Option Plan (the "Plan") is adopted for the benefit of the directors of the NAB Asset Corporation (the "Company") who, at the time of their service, are not employees of the Company or any of its subsidiaries (the "Non-Employee Directors"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

2.  ADMINISTRATION OF THE PLAN.
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     (a) The plan shall be administered by a committee (the "Compensation
         Committee") to be appointed by the Board of Directors of the Company (the "Board"), which Compensation Committee shall consist of not less than two members of the Board. For the purposes of this Plan, a majority of the members of the Compensation Committee shall constitute a quorum for the transaction of business, and vote of a majority of those members present at any meeting shall decide any question brought before that meeting. No member of the Compensation Committee shall be liable for any act or omission of any other member of the Compensation Committee or for any act or omission on his own part, including (without limitation) the exercise of any power or discretion given to him under this Plan, except those resulting from his own gross negligence or willful misconduct.


     (b) The compensation Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any option ("Option") or cash fee award ("Cash Fee Award") granted under it and to adopt such rules and regulation for administering the Plan as it may deem necessary. Decisions of the Compensation Committee shall be final and binding on all parties. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the ten-year maximum term of any Option shall be as hereinafter provided, and the Compensation Committee shall have no discretion as to such matters.

3.  STOCK RESERVED FOR THE PLAN.  The total number of shares of the Company's
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   common stock, par value $.10 per share (the "Common Stock") with respect to which Options may be granted under the Plan, shall not exceed the aggregate of 150,000 shares; provided, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 15 of this Plan.
   Such shares may be treasury shares or authorized but unissued shares. The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be subject to Options granted hereunder. If any Option expires or is canceled prior to its exercise in full, the shares theretofore subject to such Option may again be made subject to an Option under the Plan. All Options granted under the Plan will constitute non-qualified options ("NQO").

4.  GRANT OF OPTIONS
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     (a) Non-Employee Directors on the Effective Date of this Plan; Initial
         Grant. Subject to the provisions of Section 18 hereof, there shall be granted to each person who is a Non-employee Director on the effective date of this Plan (an "Existing Director") a one-time NQO to purchase 15,000 shares of Common Stock at a per share exercise price equal to the Fair Market Value (defined below) of a share of Common Stock on such date.

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     (b) Non-Employee Directors Elected after the Effective Date of this Plan:
         Initial Grant. Subject to the provisions of Section 18 hereof, for so long as this Plan is in effect and shares are available for the grant of NQO's hereunder, each person who is elected as a Non-Employee Director of the Company after the effective date of this Plan and who is (A) not an Existing Director, (B) not appointed or elected to the Board in connection with or as a result of the completion of a financing or acquisition transaction in which the appointment or election of such person, or the execution of an agreement obligating the parties thereto to vote in favor of the appointment or election of such person, is a condition to the obligation or any party to the transaction to compete the transaction and ( C) not otherwise an employee of the Company or any of the Company's subsidiaries (as defined in Section 424f of the Internal Revenue Code of 1986, as amended (the "Code") (a "New Director") (Existing Directors and New Directors are hereinafter sometimes referred to herein as "Eligible Directors") shall be granted a one-time NQO to purchase 15,000 shares of Common Stock at a per share exercise price equal to the Fair Market Value (defined below) of a share of Common Stock on such date (subject to the adjustments provided in Section 15 hereof). This Section 4(b) shall only apply to a Non-Employee Director the first time he or she is elected a director of the Company. Persons elected to be a director for a second or any subsequent term shall be granted NQOs in accordance with Section 4(c) below.

    (c) Annual Option Grant to Non-Employee Directors: Subsequent Grant. Subject to the provisions of Section 18 hereof, for so long as this Plan is in effect and there are shares available for the grant of NQOs hereunder (beginning with those Eligible Directors reelected at the Company's 1997 annual meeting of stockholders), each Eligible Director who shall be reelected a Non-Employee Director for his or her second or any subsequent term after the effective date of this Plan, shall be granted an NQO to purchase 1,000 shares of Common Stock at a per share exercise price equal to the Fair Market Value (defined below) of a share of Common Stock on such date (subject to the adjustments provided in Section 15 hereof). This Section 4 (c ) shall only apply to an Eligible Director on his or her second or any subsequent election to the Company's Board of Directors.

     (d) For the purposes of this Section 4, the "Fair Market Value" as of any particular date shall mean (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Compensation Committee in its absolute discretion.

5.  CASH FEE AWARDS.  At the direction of the Board, the Company may pay cash
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   fees to Eligible Directors from time to time for serving on the Board and for attendance at meetings of the Board or committees thereof (the "Cash Fee Awards"). Each Eligible Director may elect on the date of each annual meeting of stockholders, in a writing delivered to the Company's principal executive offices to have his Case Fee Awards paid to him in shares of Common Stock, such number of shares of Common Stock to be determined by dividing the amount of each Cash Fee Award by the Fair Market Value (as defined in Section 4(d) of a share of Common Stock on the last day of the calendar month in which the Cash Fee Award is awarded. Such election by an Eligible Director to have his Cash Awards paid to him in shares of Common Stock shall remain valid until the date of the next annual meeting of

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   stockholders, and if the Eligible Director does not make another written election of conversion of Cash Fee Awards at that time, his Cash Fee Awards for the next year shall be paid in cash.

6.  OPTION AGREEMENT.  Each NQO granted under the Plan shall be evidenced by an
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   agreement, in a form approved by the Compensation Committee, which shall be subject to the terms and conditions of the Plan. Any agreement may contain such other terms, provisions and conditions as may be determined by the Compensation Committee and that are not inconsistent with the Plan.

7.  VESTING AND TERM OF OPTIONS.  Each NQO granted under this Plan shall vest in
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   full on the date of grant; provided however, that no NQO shall be exercisable until the expiration of six (6) months after the date of grant, and provided, further, that such NQO shall be subject to termination as provided in Section 9 hereof. Each option agreement shall provide that the NQO shall expire ten years from the date of grant, unless sooner terminated pursuant to Section 9 hereof.

8.  EXERCISE OF OPTIONS.  NQOs shall be exercisable at any time after the
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   expiration of six (6) months from the date of grant, subject to termination as provided in Section 9 hereof. NQOs shall be exercised by written notice to the Company setting forth the number of shares with respect to which the NQO is being exercised and specifying the address to which the certificates representing such shares are to be mailed. Such notice shall be accompanied by cash or certified check, bank draft, or postal or express money order payable to the order of the Company, for an amount equal to the product obtained by multiplying the exercise price of the NQO by the number of shares of Common Stock with respect to which the NQO is then being exercised. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Eligible Director a certificate or certificates representing the number of shares of Common Stock with respect to which such NQO has been so exercised, issued in the Eligible Director's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company's transfer agent shall have deposited such certificates in the United States mail, addressed to the Eligible Director, at the address specified pursuant to this Section 8.

Any NQO granted under the Plan may be exercised by a broker-dealer acting on behalf of an Eligible Director if (i) the broker-dealer has received from the Eligible Director or the Company a duly endorsed agreement evidencing such NQO and instructions signed by the Eligible Director requesting the Company to deliver the shares of Common Stock subject to such NQO to the broker-dealer on behalf of the Eligible Director and specifying the account into which such shares should be deposited and (ii) the broker-dealer and the Eligible Director have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.


9.  TERMINATION OF OPTIONS.  Except as may be otherwise expressly provided in
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   this Plan or otherwise determined by the Compensation Committee, each NQO, to the extent it shall not have been exercised previously, shall terminate on the earliest of the following:

     (A) On the last day of the three-month period commencing on the date on which the Eligible Director ceases to be a member of the Board for any reason other than the death of the Eligible Director, during which period the Eligible Director shall be entitled to exercise all NQOs held by the Eligible Director on the date on which the Eligible Director ceased to be a member of the Board that could have been exercised on such date;

     (B) On the last day of the six-month period commencing on the date of the Eligible Director's death while serving as a member of the Board, during which period the executor or administrator of the Eligible Director's estate or the person or persons to whom the Eligible Director's NQO shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all NQOs in respect of the number of shares that the Eligible

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         Director would have been entitled to purchase had the Eligible Director exercised such NQOs on the date of his death;

     (C)  Ten years after the date of grant of such NQO; or

     (D) The point in time when no shares of Common Stock reserved for issuance pursuant to NQOs granted under the Plan are available.


10.  ASSIGNABILITY OF OPTIONS.  During the term of an NQO, the NQO shall not be
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    assignable or otherwise transferable  except by will or by the laws of descent and distribution. Each NQO shall be exercised during the Eligible Director's lifetime only by the Eligible Director.

11.  NO RIGHTS AS STOCKHOLDER.  No Eligible Director shall have any rights as a
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    stockholder with respect to shares covered by an NQO until the date of issuance of a stock certificate or certificates representing such shares. Except as provided in Section 15 hereof, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of certificates representing shares of Common Stock purchased pursuant to exercise of this NQO.

12.  EXTRAORDINARY CORPORATE TRANSACTIONS.  If the Company effects a merger,
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    consolidation, acquisition, separation, reorganization, liquidation or similar transaction, the Company may substitute new options for the NQOs outstanding under the Plan or a corporation other than the Company, including (without limitation) a parent or subsidiary of the Company, may assume the Company's duties as to NQOs outstanding under the Plan. Notwithstanding the foregoing or the provisions of Section 14 hereof, in the event such corporation or parent or subsidiary of the Company dues not substitute new and substantially equivalent option rights for, or assume, the NQOs then outstanding under the Plan, all such extraordinary corporate transaction, and in full consideration of such cancellation, the Eligible Director to whom the NQO was granted shall be paid an amount in cash equal to the excess of (i) the value, ad determined by the Compensation Committee in its absolute discretion, of the property (including cash) received by the holder or a share of Common Stock as a result of such event less (ii) the exercise price of the NQO.

   Except as otherwise expressly provided in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either on direct sale or on the exercise or rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number or price of shares of Common Stock then subject to outstanding NQOs.

13.  INVESTMENT REPRESENTATIONS.  If the shares issuable on exercise of an NQO
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    are not registered under the Securities Act of 1933, as amended (the
    "SECURITIES ACT"), the Company may imprint on the certificate representing such shares the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act.

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE ANY MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The Company may, but shall in no event be obligated to, register any securities covered under this Plan pursuant to the Securities Act and, if any shares are so registered, the Company may remove any legend on

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certificates representing such shares. The Company shall not be obligated to take any other affirmative action to cause the exercise of an NQO or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

14.  AMENDMENT OR TERMINATION.  The Board may amend, modify, revise or terminate
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    this Plan at any time and from time to time; provided, however, that without the further approval of the holders of a majority of the Company's outstanding securities present and in person or by proxy and entitled to vote at an annual or special meeting of the stockholders, or if the provisions of the Company's charter or bylaws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval so required, the Board may not (a) materially increase the benefits accruing to Eligible Directors under this Plan; (b) except as provided in Section 15 hereof, materially increase the number of shares of Common Stock that may be issued under this Plan; or (c) materially modify the requirements as to eligibility for participation in this Plan. In addition, this Plan may not be amended more than once every six months with respect to the Plan provisions referred to in Rule 16b-3
    (c)(2)(ii)(A) under the Securities Exchange Act of 1934, as amended, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All NQOs granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all NQOs outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board, all outstanding NQOs may be terminated.

15. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.  The existence of outstanding
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    NQOs shall not effect in any way the right or power  of the Company or its stockholders to make or authorize the dissolution or liquidation of the Company, any sale or transfer of all or any part of the Company's assets or business, any reorganization or other corporate act or proceeding, whether of a similar character or otherwise, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the Common Stock or the rights thereof; provided, however, that if (a) the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or (b) the outstanding shares of Common Stock shall be combined a smaller number of shares thereof, then (x) the number of shares of Common Stock available for the grant of NQOs under the Plan shall be proportionally adjusted to equal the product obtained by multiplying such number of available shares remaining by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision, (y) the exercise price of any NQO then outstanding under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such exercise price by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination or subdivision, and (z) the number of shares of Common Stock issuable on the exercise of any NQO then outstanding under the Plan or thereafter granted under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision.

16.  COMPLIANCE WITH OTHER LAWS AND REGULATIONS.  The Plan, the grant and
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    exercise of NQOs thereunder, and the obligation of the Company to sell and deliver shares acquirable on exercise of such NQOs, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to sell or issue any shares on exercise of any NQO if the issuance of such shares shall constitute a violation by the Eligible Director or the Company of any

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    provisions of any law or regulation of any governmental authority.  Each NQO granted under this Plan shall be subject to the requirement that, if at any time the Board of the Compensation Committee shall determine that (1) the listing, registration or qualification of the shares subject thereto on any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (2) the consent or approval of any governmental regulatory body, or (3) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such NQO may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Compensation Committee. Any determination in this connection by the Compensation Committee shall be final, binding and conclusive.

17. INDEMNIFICATION OF COMPENSATION COMMITTEE AND BOARD OF DIRECTORS.  The
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    Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any NQOs granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Compensation Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

18. EFFECTIVE DATE OF THE PLAN.  This Plan shall be effective, subject to
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    stockholder approval, on June 6, 1996.  This Plan, and all NQOs granted under this Plan prior to stockholder approval, shall be void and of no further force and effect unless this Plan shall have been approved by the requisite vote of the stockholders entitled to vote at a meeting of the stockholders of the Company called for such purpose, prior to December 31, 1997. No NQO or cash fee awards shall be granted pursuant to this Plan on or after June 6, 2006.

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